Sub-Item
77I:
Terms of
new or
amended
securities

77I(b) ?
Attached
is the
Class R
Shares to
the
Multiple
Class
Plan of
Federated
Equity
Income
Fund.
The
informati
on
contained
in the
attached
Exhibit
serves as
the
descriptio
n of Class
R Shares
as
required
by this
Item.


CLASS R
SHARES
EXHIBIT
TO
MULTIP
LE
CLASS
PLAN
(REVISE
D 6/1/13)


1.
	SE
PARATE
ARRANG
EMENT
AND
EXPENS
E
ALLOCA
TION

For
purposes of
Rule 18f-3
under the
Act, the
basic
distribution
and
shareholder
servicing
arrangemen
t for the
Class R
Shares will
consist of:

(i)
	Exc
epting
Federated
Kaufmann
Fund, sales
by financial
intermediari
es to
retirement
plans, with
shareholder
services
provided by
the
retirement
plan
recordkeepe
rs; and

(ii)
	wit
h respect to
the
Federated
Kaufmann
Fund, (a)
sales by
financial
intermediari
es to
retirement
plans; (b)
the issuance
of Class R
Shares as
provided in
the Plan of
Reorganizat
ion between
the
Federated-
Kaufmann
Fund and
the
Kaufmann
Fund; (c)
additional
investments
by former
Kaufmann
Fund
shareholder
s and
related
persons;
and (d)
shareholder
services
provided by
financial
intermediari
es..

Financial
intermediari
es and the
principal
underwriter
may receive
payments
for
distribution
and/or
administrati
ve services
under a
Rule 12b-1
Plan, in
addition,
financial
intermediari
es may
receive
shareholder
service fees
for services
provided. In
connection
with this
basic
arrangemen
t, Class R
Shares will
bear the
following
fees and
expenses:

Fees and Expenses
Maximum Amount Allocated Class R
Shares
Sales Load
None
Contingent Deferred Sales
Charge ("CDSC")
None
Redemption Fee
As set forth in the attached Schedule.
Shareholder Service Fee
As set forth in the attached Schedule
12b-1 Fee
As set forth in the attached Schedule
Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class R Shares as described in Section 3 of the Multiple Class Plan



2.

C
O
N
V
E
R
SI
O
N
A
N
D
E
X
C
H
A
N
G
E
P
RI
VI
L
E
G
ES

Fo
r
pur
po
ses
of
Ru
le
18f
-3,
Cl
ass
R
Sh
are
s
ha
ve
the
fol
lo
wi
ng
co
nv
ers
ion
rig
hts
an
d
ex
ch
an
ge
pri
vil
eg
es
at
the
ele
cti
on
of
the
sha
reh
old
er:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
N
o
n
e
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
With
respe
ct to
the
Kauf
man
n
Fund
,
share
hold
ers
who
are
form
er
share
hold
ers
of
the
Kauf
man
n
Fund
, Inc.
and
their
imm
ediat
e
famil
y
mem
bers
or
share
hold
ers
who
have
purc
hase
d
share
s
throu
gh
the
finan
cial
inter
medi
ary
relati
onsh
ips
that
exist
ed
for
the
Kauf
man
n
Fund
may
exch
ange
their
Clas
s R
Shar
es
for
Clas
s A
Shar
es of
any
other
fund.
Inve
stors
who
are
eligi
ble
to
purc
hase
Clas
s R
Shar
es
(e.g.
401(
k)
plans
, 457
plans
,
empl
oyer
spon
sore
d
403(
b)
plans
,
profi
t
shari
ng
and
mon
ey
purc
hase
pensi
on
plans
,
defin
ed
bene
fit
plans
,
non-
quali
fied
defer
red
com
pens
ation
plans
and
IRA
rollo
vers
from
such
plans
,
direc
tly or
throu
gh
finan
cial
inter
medi
aries
)
may
exch
ange
their
Clas
s R
Shar
es
into
Clas
s R
Shar
es of
any
other
Fund
..  A
Gran
dfath
ered
Shar
ehol
der
may
exch
ange
into
Clas
s R
Shar
es of
anot
her
Fund
only
if
such
share
hold
er is
an
eligi
ble
inves
tor in
the
Clas
s R
Shar
es of
that
Fund
..
W
i
t
h

r
e
s
p
e
c
t

t
o

t
h
e

o
t
h
e
r

f
u
n
d
s
,

C
l
a
s
s

R

S
h
a
r
e
s

m
a
y

b
e

e
x
c
h
a
n
g
e
d

f
o
r

C
l
a
s
s

R

S
h
a
r
e
s
,

i
n
c
l
u
d
i
n
g

t
h
e

K
a
u
f
m
a
n
n

F
u
n
d
..


In
an
y
ex
ch
an
ge,
the
sha
reh
old
er
sha
ll
rec
eiv
e
sha
res
ha
vin
g
the
sa
me
ag
gre
gat
e
net
ass
et
val
ue
as
the
sha
res
sur
ren
der
ed,
aft
er
the
pa
ym
ent
of
an
y
red
em
pti
on
fee
s
to
the
Fu
nd.
Ex
ch
an
ges
to
an
y
oth
er
Cl
ass
sha
ll
be
tre
ate
d
in
the
sa
me
ma
nn
er
as
a
red
em
pti
on
an
d
pur
ch
ase
..

3.
	RE
DEMPTI
ON FEE

For
purposes of
Rule 11a-3
under the
Act, any
redemption
fee received
upon the
redemption
or exchange
of Class R
Shares will
be applied
to fees
incurred or
amounts
expended in
connection
with such
redemption
or
exchange.
The balance
of any
redemption
fees shall
be paid to
the Fund.
A Fund
shall waive
any
redemption
fee with
respect to
Class R
Shares
redeemed
or exchange
by
employer-
sponsored
retirement
plans.


SCHEDUL
E OF
FUNDS
OFFERIN
G CLASS
R
SHARES

The Funds
set forth
on this
Schedule
each offer
Class R
Shares on
the terms
set forth in
the Class
R Shares
Exhibit to
the
Multiple
Class Plan,
in each
case as
indicated
below.
The 12b-1
fees
indicated
are the
maximum
amounts
authorized
based on
the
average
daily net
asset
value.
Actual
amounts
accrued
may be
less.

Multiple Class Company
Series
12b-1
Fee
Shareholder
Services Fee
Redemption Fee




Federated Equity Funds:



Federated Clover Small Value Fund
0.50%
None
None
Federated Clover Value Fund
0.50%
None
None
Federated InterContinental Fund

0.50%
None
2% on shares redeemed
or exchanged within 30
days of purchase
Federated Kaufmann Fund
0.50%
0.25%
0.20%
Federated Kaufmann Large Cap Fund
0.50%
None
None
Federated Kaufmann Small Cap Fund
0.50%
None
None
Federated MDT Mid-Cap Growth Strategies
Fund
0.50%
None
None




Federated Equity Income Fund, Inc.
0.50%
None
None




Federated Global Allocation Fund
0.50%
None
None




Federated Income Securities Trust



Federated Capital Income Fund
0.50%
None
None




Federated Index Trust:



Federated Max-Cap Index Fund
0.50%
None
None




Federated MDT Series:



Federated MDT All Cap Core Fund
0.50%
None
None
Federated MDT Balanced Fund
0.50%
None
None




Federated Total Return Series, Inc.:



Federated Total Return Bond Fund
0.50%
None
None




Federated U.S. Government Securities
Fund: 2-5 Years
0.50%
None
None




Federated World Investment Series, Inc.



Federated International Leaders Fund
0.50%
None
None




Money Market Obligations Trust:



Federated Automated Cash Management
Trust
0.50%
None
None










US_ACTIVE-115855131.1-KRLIEB 01/28/2014 9:08 AM